UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 4, 2019

IMMUNIC, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36201	56-2358443
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Am Klopferspitz 19 82152 Martinsried Germany
(Address of principal executive offices)

 Registrant’s telephone number, including area code: 49 89 250079460

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	IMUX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. Yes ☒ No ☐

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On September 4, 2019, Immunic AG, a wholly-owned subsidiary of Immunic, Inc. (the “Company”), entered into amendments to the employment agreements of various members of the management board (Vorstand) of Immunic AG. Under German law, a company’s management board consists of employee members and is responsible for overseeing its daily business.

Dr. Daniel Vitt Agreement

On September 4, 2019, Immunic AG entered into an amendment to the Service Agreement (as amended, the “Amended Vitt Agreement”), dated September 29, 2016, between Immunic AG and Dr. Daniel Vitt, the Company’s Chief Executive Officer and President. Pursuant to the Amended Vitt Agreement, Dr. Vitt will continue to serve on the management board of Immunic AG until August 31, 2021. Dr. Vitt will receive an annual salary of EUR 300,000, to be paid in 12 monthly installments, and a yearly bonus of EUR 100,000 upon achievement of certain targets.

Dr. Vitt is also entitled to severance of one year’s salary and a bonus upon (i) the conclusion of his term of service under the Amended Vitt Agreement, as such term may be amended or extended, or (ii) the termination of his service before August 31, 2020, in each case provided that such non-extension or termination is not due to serious cause.

The preceding summary does not purport to be complete and is qualified in its entirety by reference to the Amended Vitt Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Dr. Manfred Gröppel Agreement

On September 4, 2019, Immunic AG entered into an amendment to the Service Agreement (as amended, the “Amended Gröppel Agreement”), dated August 29, 2016, between Immunic AG and Dr. Manfred Gröppel, the Company’s Chief Operating Officer. Pursuant to the Amended Gröppel Agreement, Dr. Gröppel will continue to serve on the management board of Immunic AG until August 31, 2021. Dr. Gröppel will receive an annual salary of EUR 200,000, to be paid in 12 monthly installments, and a yearly bonus of EUR 50,000 upon achievement of certain targets.

Dr. Gröppel is also entitled to severance of one year’s salary and a bonus upon (i) the conclusion of his term of service under the Amended Gröppel Agreement, as such term may be amended or extended, or (ii) the termination of his service before August 31, 2020, in each case provided that such non-extension or termination is not due to serious cause.

The preceding summary does not purport to be complete and is qualified in its entirety by reference to the Amended Gröppel Agreement, which is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01. Other Events

Press Release

On September 5, 2019, the Company issued a press release regarding the results of a pre-planned interim dosing analysis relating to IMU-838, one of its development programs, as part of its ongoing phase 2 study in patients with moderate-to-severe ulcerative colitis. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Dr. Andreas Muehler Agreements

On September 4, 2019, Immunic AG entered into an amendment to the Service Agreement (as amended, the “Amended Muehler Agreement”), dated August 22, 2016, between Immunic AG and Dr. Andreas Muehler, the Company’s Chief Medical Officer. Pursuant to the Amended Muehler Agreement, Dr. Muehler will continue to serve on the management board of Immunic AG until August 31, 2021. Dr. Muehler will receive an annual salary of EUR 140,000, to be paid in 12 monthly installments, and a yearly bonus of EUR 42,000 upon achievement of certain targets.

Dr. Muehler is also entitled to severance of one year’s salary and a bonus upon (i) the conclusion of his term of service under the Amended Muehler Agreement, as such term may be amended or extended, or (ii) the termination of his service before August 31, 2020, in each case provided that such non-extension or termination is not due to serious cause.

On September 4, 2019, Dr. Muehler also entered into a separate employment agreement (the “Muehler Employment Agreement”) with the Company. The Muehler Employment Agreement provides that Dr. Muehler will continue to serve as Chief Medical Officer until August 31, 2021, and will dedicate approximately 40% of his time to the affairs of the Company and approximately 60% of his time to the affairs of Immunic AG. The Muehler Employment Agreement provides for an annual salary of $180,000 USD and an annual bonus of at least 18% of annual base salary upon achievement of certain targets. Dr. Muehler will also receive an inaugural equity award of an option to purchase 40,000 shares of Company common stock. Dr. Muehler is also eligible for reimbursement for certain expenses, and customary insurance and benefits programs of the Company.

If Dr. Muehler’s employment is terminated by the Company without Cause or by him for Good Reason (each as defined in the Muehler Employment Agreement), he is entitled to (i) twelve months’ base salary, (ii) any accrued but unpaid annual bonus for the fiscal year ended prior to termination, and (iii) reimbursement of certain COBRA premiums. Additionally, all of his outstanding equity awards will vest and become exercisable.

The preceding summaries do not purport to be complete and are qualified in their entirety by reference to the Amended Muehler Agreement and the Muehler Employment Agreement, which are filed as Exhibits 99.2 and 99.3 to this Current Report on Form 8-K and are incorporated herein by reference.

Dr. Hella Kohlhof Agreement

On September 4, 2019, Immunic AG entered into an amendment to the Service Agreement (as amended, the “Amended Kohlhof Agreement”), dated September 29, 2016, between Immunic AG and Dr. Hella Kohlhof, the Company’s Chief Scientific Officer. Pursuant to the Amended Kohlhof Agreement, Dr. Kohlhof will continue to serve on the management board of Immunic AG until August 31, 2021. Dr. Kohlhof will receive an annual salary of EUR 200,000, to be paid in 12 monthly installments, and a yearly bonus of EUR 50,000 upon achievement of certain targets.

Dr. Kohlhof is also entitled to severance of one year’s salary and a bonus upon (i) the conclusion of her term of service under the Amended Kohlhof Agreement, as such term may be amended or extended, or (ii) the termination of her service before August 31, 2020, in each case provided that such non-extension or termination is not due to serious cause.

The preceding summary does not purport to be complete and is qualified in its entirety by reference to the Amended Kohlhof Agreement, which is filed as Exhibit 99.4 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit Description
10.1	Addendum, dated September 4, 2019, to Service Agreement between Immunic AG and Dr. Daniel Vitt
10.2	Addendum, dated September 4, 2019, to Service Agreement between Immunic AG and Dr. Manfred Gröppel
99.1	Press Release, dated September 5, 2019
99.2	Addendum, dated September 4, 2019, to Service Agreement between Immunic AG and Dr. Andreas Muehler
99.3	Employment Agreement, dated September 4, 2019, between Immunic, Inc. and Dr. Andreas Muehler
99.4	Addendum, dated September 4, 2019, to Service Agreement between Immunic AG and Dr. Hella Kohlhof

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: September 5, 2019	Immunic, Inc.

	By:	/s/ Daniel Vitt
Daniel Vitt
Chief Executive Officer